Exhibit 99.1

Deutsche Bank Auto Conference January 16, 2019

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

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3 Delivering Shareholder Value Stoneridge is a well - established, global, transportation technology company Our executive team is comprised of industry leaders capable of driving global growth We are well diversified globally, by segment, by end - market and by customer Our long - term strategy positions us to outpace vehicle market growth by 2 – 3x over the next 5 years and achieve top quartile financial performance* Stoneridge is focused on driving shareholder return through financial performance and a well defined long - term strategy *Relative to automotive suppliers under $2 billion of revenue

4 Stoneridge Evolution Since 2014 Transformation of base business is complete and has resulted in improvement in every selected financial metric driving significant shareholder value *Based on midpoint of updated 2018 guidance as of the date of this presentation (1/16/19) ** Based on 2018 preliminary data and management estimates ▸ Divested Wiring business in 2014 and continued review and optimization of our global footprint ▸ Acquisition of Orlaco (2017) and 100% of PST (2018) ▸ Improved financial performance through continuous improvement across every business function ▸ Moved HQ and assembled new leadership team $661 $865 2014 2018* 28.9% 29.8% 2014 2018* 8.0% 12.0% 2014 2018* Stock Price Revenue Gross Margin Adj. EBITDA Margin Adj. EPS $12.86 $24.65 12/31/2014 12/31/2018 $0.49 $1.95 2014 2018* 92% 31% 90 bps. 400 bps. 298 Portfolio Transformation (Smart Products) Key Accomplishments Selected Metrics (FY 2014 vs . 2018 **) % HM1

Current Portfolio Overview

Stoneridge

Stoneridge, Inc (NYSE: SRI)

2018 Sales : $865m*

CONTROL DEVICES
51% of 2018 Q3 YTD Sales

- **Powertrain Actuation**
  - Transmission
  - Axle-Based
- **Switches and Connectors**
  - OEM / Pollak Aftermarket
- **Sensing**
  - Emissions
  - Position

ELECTRONICS
40% of 2018 Q3 YTD Sales

- **Driver Information Systems**
  - Instrument Clusters
- **Connectivity and Controls**
  - Telematics
  - Tachographs
  - Switches and Controls
- **Vision and Safety Systems**
  - MirrorEye
  - Off-highway

PST ELETRÔNICA
9% of 2018 Q3 YTD Sales

- **Track and Trace**
- **Audio and Alarm**
  - Aftermarket Audio
  - Security Alarms
- **In-region OEM Business**
  - Commercial Vehicle Connectivity
  - Commercial Vehicle Driver Information Systems

Current portfolio aligned with megatrends in the transportation industry – intelligence, safety and security, emissions and fuel efficiency

*Based on midpoint of updated 2018 guidance as of the date of this presentation (1/16/19)

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6 Stoneridge - A Vehicle Technology Company 40% 45% 50% 55% 60% 65% 70% 75% 80% 2013 2014 2015 2016 2017 2018 E Smart Products* (% of Sales) *Smart products include Stoneridge products with printed circuit boards and / or electronic content, including software MEGATRENDS These megatrends are expected to grow 8% - 9% vs. global vehicle production growth over the next 5 years SAFETY & SECURITY 12% CAGR INTELLIGENCE 10% CAGR FUEL EFFICIENCY 5% CAGR EMISSIONS 5% CAGR We focus on industry megatrends that will drive growth 2 - 3x our underlying markets Migrating toward smart products will continue to drive growth through increased vehicle content Source: Aug 2018 IHS; Q2 2018 LMCA, ACT Research, Emerging Strategy and Company Data

7 Stoneridge 2020 ▸ We have performed a detailed review of our product portfolio to ensure alignment with our strategic plan • Technologies that elevate our products from components to system - based solutions • Development of technology platforms rather than individual products ▸ We have identified certain segments of our portfolio that do not align with our long - term strategic plan ▸ “Stoneridge 2020” • Products and core technologies that will drive growth • Diversification and a global footprint • Top quartile financial performance ▸ Portfolio transformation and strategic initiatives targeting completion in 2020 Stoneridge 2020 will align our product portfolio with our long - term strategy and drive improved growth opportunities and bottom - line performance for our core business

8 Stoneridge 2020 Control Devices We will rationalize our manufacturing footprint to reduce fixed cost overhead and focus our resources on technologies and platforms core to our long - term growth ▸ Powertrain Actuation • Transmission • Axle - Based ▸ Switches and Connectors • OEM / Pollak Aftermarket ▸ Sensing • Emissions • Position CONTROL DEVICES 51% of 2018 Q3 YTD Sales Exit Canton, MA facility by end of 2019 Evaluating strategic alternatives for non - core Switches and Connectors products • $50 – $75 million total identified products • High margin, low growth • Non - core technologies Reduce operational complexity and focus on growth products Focused portfolio growing at 2 - 3x market

9 Stoneridge 2020 Electronics We will focus our resources on development of core technologies and system - based products Strategic alternative to non - core products expected to drive margin improvement ▸ Announced restructuring of Tachograph business on Q3 2018 earnings call ▸ Evaluating strategic alternatives for non - core Switches and Controls products • $50 – $75 million total identified products • Low growth, resource intense • Non - core technologies ▸ Focus resources on system - based, high growth products • Vision and Safety (MirrorEye and ADAS) • Connectivity • Driver Information Systems ▸ Core portfolio 100% Smart products • Focused and growing at 2 - 3x+ market ▸ Driver Information Systems • Instrument Clusters ▸ Connectivity and Controls • Telematics • Tachographs • Switches and Controls ▸ Vision and Safety Systems • MirrorEye • Off - highway ELECTRONICS 40% of 2018 Q3 YTD Sales

10 Stoneridge 2020 PST We will utilize our global footprint to serve our customers and reduce individual local end - market volatility for PST through increased scale ▸ Track and Trace ▸ Audio and Alarm • Aftermarket Audio • Security Alarms ▸ In - region OEM Business • Commercial Vehicle Connectivity • Commercial Vehicle Driver Information Systems PST ELETRÔNICA 9% of 2018 Q3 YTD Sales ▸ Announcing pending OEM telematics award • Start of Production Q3 2019 • $14 million peak annual revenue ▸ Brazil expected to be among the top - 5 fastest growing commercial vehicle markets over the next 5 years ▸ Stoneridge uniquely positioned with in - country electronics manufacturing ▸ OEM opportunities provide scale to help offset local volatility in traditional PST end - markets ▸ Leverage relatively low - cost, existing engineering capabilities

Electronics President Update

New Hire or New Position since 2015

Stoneridge


Jonathan B. DeGaynor
CEO & President
Stoneridge Inc.


Laurent Borne
President
Electronics


Robert Willig
President
Control Devices


Caetano Ferraiolo
President
PST Eletrônica Ltda.


Robert R. Krakowiak
CFO & Treasurer


Laurent Borne
Chief Technology Officer

Laurent Borne named Electronics President - will remain CTO


Thomas M. Dono, Jr.
Chief Legal Officer


Alisa A. Nagle
Chief Human Resources Officer


Thomas A. Beaver
VP & President
Global Sales


Stephen Fox
Vice President
Business Development


Tony L. Moore
Vice President
Operations


Dan Kusiak
Vice President
Global Procurement

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12 $0 $200 $400 $600 $800 $1,000 2018 2019 2021 Non-Core Core Long - Term Financial Targets Stoneridge 2020 improves portfolio profitability 15.5%+ EBITDA margin by 2021 Stoneridge 2020 rationalizes non - core products 8 - 9% revenue CAGR on core portfolio 2019 - 2021 Long - Term Revenue Target Long - Term EBITDA Margin Target 11% 13% 15% 17% 2018 Guidance Incremental Volume - Contribution Margin Base Business Operational Improvements Current Business 2021 Stoneridge 2020 Portfolio Rationalization Core Business 2021 15.5%+ Non - Core Portfolio Remains Flat $1B+ Stoneridge 2020 project will focus portfolio on high margin, growth products driving expected 8 - 9% revenue CAGR on core products and EBITDA margin of 15.5%+ by 2021 Source: Aug 2018 IHS; Q2 2018 LMCA, ACT Research, Emerging Strategy and Company Data

13 Accelerating Technology Development Investment in Autotech Ventures Investment in Autotech Ventures VC fund to increase visibility to cutting - edge technologies and facilitate relationships with start - up companies ▸ Stoneridge will receive certain strategic services provided by Autotech Ventures • Access to broad deal flow (co - investment and individual investment opportunities) • Introductions to portfolio and non - portfolio startups as well as other fund strategic investors • Access to ground transportation technology - focused thought leadership • Related consulting services ▸ Increases visibility to early - stage companies and technologies to complement and accelerate existing technology roadmap ▸ $10 million investment in venture capital fund managed by Autotech Ventures in Silicon Valley • Capital to be contributed over life of the fund

14 MirrorEye Implementation On - Track ▸ Received Federal Motor Carrier Safety Administration (FMCSA) exemption for mirror removal with MirrorEye • Stoneridge has the only product in the United States with approval to operate without traditional mirrors on commercial vehicles ▸ Announced agreement with Velociti to support retrofit installation and service ▸ Completing negotiations with fleet partners for 2019 retrofit roll - out ▸ Announced first OEM award in 1Q 2018 and in advanced development with 2 other global commercial vehicle OEMs ▸ Market Size • 10% – 15% penetration on North American and European Class V – VIII commercial vehicles = $250m annual market • Similar penetration on North American retrofits (assuming newer vehicles more likely to retrofit) = $100m annual market Received FMCSA exemption for removal of mirrors on MirrorEye equipped vehicles

15 Winning with our Customers 2016 Safe Pillar Award from Ford Motor Company 2017 Partnership award from Daimler AG 2018 PACCAR Supplier Performance Management (SPM) Achiever Award 2018 PACCAR Supplier Award 2016 Ford Supplier Award 2017 Daimler Truck Supplier Award Deepening relationships with customers Positioning the Company for long - term success

16 Summary ▸ We have successfully transformed our base business resulting in strong financial performance and are building a strong foundation for future growth ▸ We have identified certain products that do not align with our long - term strategy and will investigate strategic alternatives to these product lines to ensure we are focusing on technologies and products that will accelerate our growth – Stoneridge 2020 ▸ MirrorEye continues to advance with our FMCSA exemption approval and announced installation and service network partnership • Retrofit rollout beginning 1Q 2019 ▸ Stoneridge 2020 will drive a CAGR of 8 - 9% from our core product portfolio and top - quartile EBITDA margin by 2021 We have successfully transformed our base business resulting in strong financial performance and are building a strong foundation for future growth

17 Financial Summary

18 2018 Guidance (As of Q3) 2018 Guidance (Updated) Sales $855 - $870 Million $860 - $870 Million Production volumes remain robust, unfavorable product mix in Q4 Adjusted Gross Profit 30.0% - 31.0% 29.5% - 30.0% Quality and warranty related expenses, electronics input pricing, tariffs Adjusted Operating Income 8.75% - 9.25% 8.0% - 8.5% Adjusted EBITDA 12.25% - 12.75% 11.75% - 12.25% Adjusted EPS $2.00 - $2.10 $1.93 - $1.97 2018 Guidance Update $’s in USD Millions

19 Backlog Awarded Business: 2019 – 2023 Despite significant impact of reduced production forecasts and ramp - down of legacy Shift - by - Wire programs, backlog continues to grow (5.2x 2018 OEM SALES) Legacy Shift - by - Wire programs rolling off, offset by new Chinese OEM Shift - by - Wire award Significantly reduced IHS forecasts for legacy Shift - by - Wire platforms *Based on August 2018 IHS; Q2 2018 LMC, Company Data

20 2019 Full Year Volume Outlook Weighted OEM end - markets expected to grow ~0.7% in 2019 *Excluding Orlaco and PST ** Regional sales based on manufactured location and estimated end - market exposure *** Management estimates Total Passenger Car / Light Truck OE 41% Commercial Vehicle OE 30% Aftermarket / Non - OE / Other 27% Traditional Passenger Car 14% Agriculture 1% Sales by End Market ( 2018 Preliminary)*** 2019 Passenger Car End - Market Forecasts* 2019 Commercial Vehicle End - Market Forecasts* Light Truck / SUV / CUV 27% (Units in Millions) Stoneridge 2019 Weighted 2019 2018E Sales** 2018E 2019E B/(W) 2018 Sales Impact Europe 3.3% 22.57 22.69 0.5% 0.0% Asia 6.1% 50.82 52.70 3.7% 0.2% North America 32.0% 17.15 17.15 0.0% 0.0% South America 0.0% 3.58 3.87 8.0% 0.0% Other 0.0% 2.73 2.60 -4.8% 0.0% Total 41.4% 96.86 99.00 2.2% 0.2% Global Vehicle Production (Units in Millions) Stoneridge 2019 Weighted 2019 2018E Sales** 2018E 2019E B/(W) 2018 Sales Impact Europe 15.0% 0.61 0.63 3.3% 0.5% Asia 1.5% 1.90 1.81 -4.7% -0.1% North America 11.8% 0.60 0.59 -0.2% 0.0% South America 1.5% 0.10 0.11 9.0% 0.1% Other 0.0% 0.01 0.01 0.6% 0.0% Total 29.9% 3.21 3.15 -1.9% 0.5% Global Vehicle Production SOURCE: Nov 2018 IHS; Q3 2018 LMC, Company Data

FY 2019 Segment Drivers

Stoneridge


Control Devices 2019 Outlook vs. 2018
Volume Ex. Shift-by-Wire
Shift-by-Wire Ramp Down
Mix
Launch Costs
Tariffs
Operational Improvements and Structural Cost Reductions
2019 Revenue Outlook
2019 Operating Margin %
Electronics 2019 Outlook vs. 2018
Mix / Volume
MirrorEye Retrofit
Currency
Launch Costs
D&D Investments
2019 Revenue Outlook
2019 Operating Margin %
PST 2019 Outlook vs. 2018
Macro Stability
Currency
Operational Improvements
2019 Revenue Outlook
2019 Operating Margin %

Control Devices

- Continued ramp-down of Shift-by-Wire presents ~$35 million revenue headwind
- Launch costs related to ramp-up of soot sensor and Park-by-Wire programs
- Expecting continued tariffs headwinds; less than 2018 run-rate
- Continued operational improvements to improve segment margin

Electronics

- Production levels remain strong globally
- MirrorEye retrofit rollout in 1Q 2019
- Significant investment in advanced technologies

PST

- Forecasted macroeconomic stability
- Continued currency headwinds relative to 2018
- Operational improvements will continue to offset currency headwinds

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22 FY 2019 Financial Performance Drivers 2018 Guidance Sales Adjusted Earnings Per Share New Business Launches Wage / Benefit Inflation Aftermarket / MirrorEye Retrofit Pricing 2018 Guidance $1.93 - $1.97 $860m - $870m Shift - by - Wire Ramp - Down Tax Rate and Share Count Currency Tariffs D&D Investment Structural Cost Reductions Product Mix Volume Ex. Shift - by - Wire Operational Efficiencies 2019 Opportunities Expected to Approximately Offset Headwinds Product Mix and Operational Improvements Expected to Approximately Offset Additional Costs and Incremental D&D Investment

23 Control Devices Organic Growth Despite Legacy Shift - by - Wire Ramp - Down 0 100 200 300 400 500 600 2017 2018 E 2019 F 2020 F 2021 F Shift-by-Wire Control Devices As expected, legacy Shift - by - Wire will continue to ramp down from a peak annual revenue of approximately $100 million in 2017 Control Devices base business (excluding legacy shift - by - wire) expected to grow at a 6%+ CAGR from 2018 to 2021 Previously announced Shift - by - Wire award in China ($13 million peak annual revenue) launching in late - 2020 Park - by - Wire launch in late - 2019 Excluding expected ramp - down of legacy Shift - by - Wire programs, base Control Devices business expected to grow at 6%+ from 2018 - 2021 *Based on August 2018 IHS; Q2 2018 LMC, Company Data

24 Long - Term Financial Targets Stoneridge 2020 project will focus portfolio on high margin, growth products driving expected 8 - 9% revenue CAGR on core products and EBITDA margin of 15.5%+ by 2021 Source: Aug 2018 IHS; Q2 2018 LMCA, ACT Research, Emerging Strategy and Company Data $0 $200 $400 $600 $800 $1,000 2018 2019 2021 Non-Core Core Stoneridge 2020 improves portfolio profitability 15.5%+ EBITDA margin by 2021 Stoneridge 2020 rationalizes non - core products 8 - 9% revenue CAGR on core portfolio 2019 - 2021 Long - Term Revenue Target Long - Term EBITDA Margin Target 11% 13% 15% 17% 2018 Guidance Incremental Volume - Contribution Margin Base Business Operational Improvements Current Business 2021 Stoneridge 2020 Portfolio Rationalization Core Business 2021 15.5%+ Non - Core Portfolio Remains Flat $1B+

25 Summary 2018 Update ▸ Reduced gross margin relative to expectations due to increased warranty and quality - related costs, specifically at Control Devices 2019 Outlook ▸ New product launches, including MirrorEye retrofit, expected to be partially offset by continued ramp - down of legacy Shift - by - Wire programs and currency headwinds ▸ Significant operational efficiencies expected to offset margin headwinds related primarily to significant investments in research, design and development to advance technologies in core products as well as continued tariff - related expenses ▸ Increased tax rate expected relative to 2018 (2019 tax rate of 20% – 25%) Long - Term Financial Performance ▸ Expecting at least $1 Billion in revenue and EBITDA margin of at least 15.5% in 2021 driven by 8 - 9% revenue CAGR in core business Driving shareholder value through strong financial performance and profitable long - term growth

26 Appendix

27 Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non - GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non - GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non - GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

Reconciliation of 2014 Adjusted EPS 2014 Reported Earnings Per Share $(1.40) Add: Goodwill PST $1.91 Less: Noncontrolling Interest PST $(0.42) Add: Bond Redemption Premium $0.30 Add: Debt Discount / Deferred Financing $0.11 Less: Swap $(0.01) Adjusted Earnings Per Share $0.49 Reconciliation of 2014 Adjusted EBITDA (USD in Millions) 2014 Income Before Tax $(42.5) Goodwill Impairment $51.5 Interest Expense, net $16.9 Depreciation and amortization $27.1 Adjusted Earnings Per Share $53.0

28 Reconciliations to US GAAP 2014 Reported Earnings Per Share (1.40)$ Add: Goodwill PST 1.91$ Less: Noncontrolling Interest PST (0.42)$ Add: Bond Redemption Premium 0.30$ Add: Debt Discount / Deferred Financing 0.11$ Less: Swap (0.01)$ Adjusted Earnings Per Share 0.49$ Reconciliation of 2014 Adjusted EPS (USD in Millions) 2014 Income Before Tax (42.5)$ Goodwill Impairment 51.5$ Interest Expense, net 16.9$ Depreciation and amortization 27.1$ Adjusted Earnings Per Share 53.0$ Reconciliation of 2014 Adjusted EBITDA

29 Business Share by Segment and Region Business Segments ( 2018 Preliminary) Regions ( 2018 Preliminary)* *Regional sales based on sales origination. Based on preliminary 2018 estimates. Actual results may differ. 52% 59% 54% 51% 33% 29% 34% 40% 15% 12% 11% 9% 2015 2016 2017 2018F Control Devices Electronics PST 57% 62% 57% 56% 25% 23% 28% 31% 15% 12% 11% 9% 3% 3% 4% 4% 2015 2016 2017 2018F North America Europe South America Asia

30 Business Share by Customer (Direct - to - Customer) 2018 Preliminary *Does not include revenue from Minda - Stoneridge JV, Based on preliminary 2018 estimates. Actual results may differ. Ford 12% Volvo 8% Daimler 6% GM 5% MAN 5% Scania 5% Navistar 3% PACCAR 3% FCA 3% SAIC GM 2% Cummins 1% John Deere 1% Tier 1 15% Other OE 12% Orlaco, PST and Aftermarket 19%

31 Primary Stoneridge Foreign Currency Sensitivities SRI Currency Exposures 2019 Assumption Rates If 5% Weaker vs. USD N et Annual EBITDA * Transaction Impact Translation Impact Euro 1.18 Mexican Peso 18.86 N/A Swedish Krona 8.65 Brazilia n Real 3.84 *Before impact of hedging programs, approximate USD in millions $0.3 $0.5 $0.9 $1.3 $2.0 $0.5 $0.6